November 9, 2006
DREYFUS MUNICIPAL FUNDS, INC. - DREYFUS PREMIER SELECT INTERMEDIATE MUNICIPAL BOND FUND - DREYFUS PREMIER SELECT MUNICIPAL BOND FUND

Supplement to Prospectus dated January 1, 2006

     The Board of Directors of Dreyfus Municipal Funds, Inc. (the “Company”) has approved a Plan of Reorganization (the “Plan”) for the Company, on behalf of Dreyfus Premier Select Intermediate Municipal Bond Fund (the “Intermediate Fund”) and Dreyfus Premier Select Municipal Bond Fund (the “Acquiring Fund”). The Plan provides for the transfer of the Intermediate Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Intermediate Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Intermediate Fund shareholders and the subsequent termination of the Intermediate Fund (the “Reorganization”). Consummation of the Reorganization is contingent on the approval of the Intermediate Fund’s shareholders. No action is required by the shareholders of the Acquiring Fund with respect to the Reorganization.

     It is currently contemplated that holders of Intermediate Fund shares as of December 15, 2006 (the “Record Date”) will be asked to approve the Plan on behalf of the Intermediate Fund at a special meeting of shareholders to be held on or about March 1, 2007. If the Plan is approved, the Reorganization will become effective on or about March 20, 2007.

     In anticipation of the Reorganization, effective on or about November 17, 2006, the Intermediate Fund will be closed to any investments for new accounts.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Intermediate Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.